UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2743

DWS Strategic Income Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Strategic Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities and emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 1.07%, 1.85% and 1.84% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Strategic Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	1.20%	3.75%	6.00%	7.61%	5.04%
Class B	.59%	2.91%	5.12%	6.74%	4.10%
Class C	.83%	2.97%	5.13%	6.73%	4.25%
Lehman Brothers US Government/Credit Index+	4.14%	7.09%	4.82%	4.27%	6.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/08	$ 4.62	$ 4.62	$ 4.65
10/31/07	$ 4.70	$ 4.71	$ 4.73
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .13	$ .12	$ .12
April Income Dividend	$ .0223	$ .0193	$ .0195
SEC 30-day Yield as of 4/30/08++	4.66%	4.15%	4.13%
Current Annualized Distribution Rate as of 4/30/08++	5.79%	5.01%	5.03%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.03% for Class B shares, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.89% for Class B shares, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Multi-Sector Income Funds as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	53	of	134	40
3-Year	42	of	117	36
5-Year	16	of	88	18
10-Year	32	of	62	51

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Income Fund — Class A [] Lehman Brothers US Government/Credit Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,908	$11,374	$13,780	$15,622
	Average annual total return	-.92%	4.38%	6.62%	4.56%
Class B	Growth of $10,000	$9,998	$11,423	$13,758	$14,948
	Average annual total return	-.02%	4.53%	6.59%	4.10%
Class C	Growth of $10,000	$10,297	$11,618	$13,851	$15,167
	Average annual total return	2.97%	5.13%	6.73%	4.25%
Lehman Brothers US Government/Credit Index+	Growth of $10,000	$10,709	$11,517	$12,326	$17,916
	Average annual total return	7.09%	4.82%	4.27%	6.00%

The growth of $10,000 is cumulative.

+ The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 0.92% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Strategic Income Fund	6-Month‡	1 Year	3 Year	Life of Class*
Class S	1.52%	4.19%	6.28%	5.47%
Lehman Brothers US Government/Credit Index+	4.14%	7.09%	4.82%	4.48%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 4.62
10/31/07	$ 4.70
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .14
April Income Dividend	$ .0230
SEC 30-day Yield as of 4/30/08++	5.14%
Current Annualized Distribution Rate as of 4/30/08++	5.97%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.94% for Class S shares, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 5.77% for Class S shares, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Multi-Sector Income Funds as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	43	of	134	32
3-Year	31	of	117	27

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic Income Fund — Class S [] Lehman Brothers US Government/Credit Index+

Comparative Results as of 4/30/08
DWS Strategic Income Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$10,419	$12,005	$11,885
	Average annual total return	4.19%	6.28%	5.47%
Lehman Brothers US Government/Credit Index+	Growth of $10,000	$10,709	$11,517	$11,531
	Average annual total return	7.09%	4.82%	4.48%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.
+ The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,012.00	$ 1,005.90	$ 1,008.30	$ 1,015.20
Expenses Paid per $1,000*	$ 5.40	$ 9.48	$ 9.29	$ 4.51
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,019.49	$ 1,015.42	$ 1,015.61	$ 1,020.39
Expenses Paid per $1,000*	$ 5.42	$ 9.52	$ 9.32	$ 4.52
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Strategic Income Fund	1.08%	1.90%	1.86%	.90%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS Strategic Income Fund's investment strategy during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the bond market perform during the six-month reporting period?

A: The past six months proved to be a good time to be invested in government bonds, but a very challenging period to have exposure to other areas of the bond market. Investor sentiment remained under pressure by concerns that the problems in the housing and credit markets were beginning to spread to the broader economy. The result was a "flight to quality" into government issues, particularly US Treasuries, and a corresponding downturn in other sectors of the bond market.

Looking first at government bonds, concerns about growth and increasingly accommodative central bank policy sparked a rally in US Treasuries. The yield on the two-year Treasury fell from 3.94% to 2.29% during the period, while the yield on the 10-year declined from 4.47% to 3.76%.1 Yields also fell in Europe, Japan and the United Kingdom, making government issues the strongest-performing area within the fixed-income asset class.

1 Yields can move inversely to bond prices.

The environment of elevated investor risk aversion proved to be a negative for other segments of the bond market. Investment- grade corporate debt lagged Treasuries, reflecting concerns that slower economic growth would weigh on companies' earnings and balance sheets. High-yield corporate debt also performed poorly on a relative basis. The Credit Suisse High Yield Index, a measure of the performance of high-yield bonds, returned -0.90% during the period, lagging the broader bond market by a wide margin.2 The weakness in high-yield was evident in the rising yield spread of the asset class relative to US Treasuries.3 On April 30, 2008 the yield spread stood at 674 basis points, or 6.74 percentage points. In comparison, the spread stood under 270 in early June, 2007.

Similarly, emerging-markets debt underperformed due to concerns that slowing growth in the US economy would ultimately spread overseas. The yield spread of the JP Morgan Emerging Markets Bond Index Plus (EMBI+) rose from 186 basis points to 264 basis points during the course of the period.4

2 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
3 Source: Credit Suisse. The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High-Yield Index from January 31, 1986 to April 30, 2008. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.
4 The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index

Despite the variety of issues weighing on investor sentiment, the semiannual period ended on a fairly positive note due to the aggressive actions of the US Federal Reserve Board (the Fed). In addition to cutting the benchmark federal funds rate (the overnight rate banks charge when they borrow money from each other), the central bank took a variety of measures to maintain liquidity in the financial system. The Fed also helped engineer the survival of the troubled broker Bear Stearns, indicating to investors that the Fed will take extraordinary steps to promote stability. The result was a modest recovery for high-yield bonds, investment-grade issues, and emerging-markets debt (based on the performance of the Credit Suisse High Yield Index, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Lehman Brothers Credit Index.)5. This rally, which began in the latter half of March, carried through the end of April. At the same time, government bonds gave back some ground in a reflection of stronger investor risk appetites.

5 The JP Morgan EMBI Global Diversified is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
The Lehman Brothers Credit Index is an unmanaged index providing a general measure of the performance in the corporate bond sectors.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the six months ended April 30, 2008 was 1.20%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.)

The fund underperformed both the 4.14% return of its benchmark, the Lehman Brothers US Government/Credit Index, but outpaced the 0.45% average return of the funds in its Lipper peer group, Multi-Sector Income Funds.6,7 The fund is ahead of its peer group for the one-, three- and five--year periods, and has outpaced its benchmark over the three- and five-year intervals.

6 The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index
7 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several different fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade. Category returns assume reinvestment of dividends. It is not possible to invest directly in the Lipper category.

Q: Please discuss the fund's performance and positioning in high yield.

A: As of April 30, 2008, 32% of the fund's assets were invested in high-yield bonds. This represents a lower weighting than six months earlier, reflecting the fact that we found attractive opportunities in other areas of the domestic bond market.

Performance in this segment of the portfolio was helped by the fact that the fund held a higher-than-normal position in both cash and securities whose performance is similar to that of cash. This provided a measure of insulation against the downturn in the market. Performance also was helped by the fact that two holdings were taken over by investment-grade companies: Triton, which was acquired by Deutsche Telekom, and Rural Cellular Corp., which was purchased by Verizon.8 Outside of these takeovers, a top-performing position was Residential Capital LLC. We elected to buy issues that were both shorter-term and higher in the company's capital structure than the Residential Capital bonds represented in the index, and this was a positive for the fund's relative performance.9 Also performing well for the fund were the bonds issued by Kansas City Southern Railway Co. (KCS) and its subsidiary Kansas City Southern de Mexico SA de CV. We have been positive on this investment given that KCS is an asset-heavy company with the ability to easily refinance its debt, creating what we see as an attractive risk/reward profile. Other top-performing positions included overweights in Hawker Beechcraft, Inc., Ford Motor Credit Co., LLC, Williams Companies, Inc. and Vanguard Health Holding Co. LLC.10 We also added value versus the benchmark by avoiding certain underperforming securities, specifically, bonds issued by Harrah's, Delphi Automotive, Abitibi/Bowater and Hawaiian Telecom.

8 Investment-grade refers to the quality of a company's credit. In order to be considered an investment-grade issue, the company must be rated at "BBB" or higher by Standard & Poor's or Moody's. Anything below this "BBB" rating is considered non-investment- grade. Credit ratings (credit quality) are a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, BBB, and so forth. The lower the rating, the higher the probability of default.
9 When a bond is higher in the capital structure, it means it will be paid off sooner in the event that the company becomes insolvent.
10 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

On the negative side, performance was hurt by the fund's overweight positions in bonds issued by Young Broadcasting, Inc.; Idearc, Inc., a yellow pages company that has been pressured by the notion that the Internet eventually will render the yellow pages obsolete; IdelAire, which manufactures heating and cooling systems that allow truck drivers to shut off their engines at truck stops; the Spanish-language broadcaster Univision Communications, Inc.; and the loans of the restaurant company Buffets, Inc.

The past six months have been characterized by high levels of anxiety among market participants. However, with yield spreads in the 600-700 basis point range we believe investors are being adequately compensated for the elevated level of risk, and we think the possibility of a recession is now fully discounted into the high-yield market. Additionally, the Fed has helped address market risk through its recent interest rate cuts, and financial institutions have been able to raise capital and remove leveraged loans from their balance sheets. With this as the backdrop, we continue to believe that the key to outperformance in high-yield throughout 2008 will be the avoidance of individual credit defaults.

Q: How has the fund been positioned in the US bond market?

A: In this portion of the fund, we have sought to take advantage of rising yields by moving out of US Treasuries and into other segments of the market. For example, rising yields among investment-grade corporates prompted an increase to the fund's weighting in this area. Within corporates, our emphasis has been two-fold: ensuring appropriate diversification and avoiding the financial sector. We have also established a position in municipal bonds. This was not designed as a tax strategy, but rather as a way to take advantage of municipal bond yields, which in our opinion, had moved to levels that were extremely attractive relative to Treasuries.

The result of these moves was that the fund's weighting in Treasuries moved from 14% to 11% over the course of the period. Overall, the fund's Treasury position was helpful to absolute performance given the strong returns of this asset class. On the negative side, the fund's position in commercial mortgage-backed securities, or CMBS, detracted from performance. We elected to reduce this weighting amid the rally in CMBS during the final six weeks of the reporting period.

Q: How is the fund positioned overseas?

A: We increased the weighting in the non-emerging market portion of the fund's overseas holdings throughout the period, from 10% of assets on October 31 to 25% on April 30. This reflects our view that, while the US Federal Reserve has already cut interest rates significantly, foreign central banks will soon have to play catch-up — likely a positive for their bond markets. Within this portion of the fund, we maintained a relatively stable positioning throughout the period. Our goal has been to keep the fund's duration — or interest rate sensitivity — in line with that of the benchmark. At the same time, we have sought to invest the fund in the most attractive spots on the yield curve in each individual region. For instance, in the United Kingdom — where the central bank is cutting interest rates — we hold shorter-term bonds, while in Japan our concentration is in longer-term issues, reflecting our view that its interest rates are relatively stable versus other economies. In this way, we keep overall duration about even with the benchmark, while at the same time taking advantage of country-specific situations.

Meanwhile, the emerging markets segment of the portfolio moved from 19% of assets to 18% during the past six months. Again, this reflected our view that better investment opportunities had become available in the developed markets. We continue to focus on more stable credits within the asset class, such as Brazil and Russia. This worked to the benefit of the fund, since both countries performed well: Brazil as a result of being upgraded to investment grade by Standard & Poor's, and Russia due to the price increases for oil and other commodities. At the same time, we continue to avoid the more volatile countries, such as Pakistan, Iraq, and Lebanon. We continue to hold a large position in the emerging markets, which are benefiting from the commodity rally, increasing foreign reserves, positive fiscal policies, the development of domestic bond markets, and the strong economic growth in the emerging market economies.

Q: How did the global portable alpha strategy affect performance?

A: In addition to the fund's fixed-income investments, we also use a global portable alpha strategy in an effort to enhance the fund's return. This strategy is designed to take advantage of short-term and medium mispricings within global equity, bond and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on other securities. It primarily utilizes global bond futures, forward currency contracts and other derivative instruments, and is expected to have a low correlation to the fund's security holdings. This is intended to generate returns for the fund that exceed those that could be achieved without its use. During the semiannual period, this strategy detracted from the fund's return. The strategy's positions in the global bond markets had a modestly positive impact on performance, but its positions in currencies detracted.

Q: Do you have any closing thoughts for investors?

A: Our ability to invest across a wide range of asset classes, geographic regions and yield curve positions provides a high level of flexibility to find opportunities.

We believe the current environment offers fertile ground for such an approach. While in early 2007 it was difficult to find value relative to Treasuries because yields were so low, yields in many asset classes have, in our opinion, since recovered to levels where investors are being adequately compensated for taking risk. With this as the backdrop, we continue to look for opportunities to use market volatility to take advantage of values and improve the diversification of the fund. From a broader standpoint, we continue to monitor the global economy as well as the relative value provided by sovereign, emerging markets, and high-yield issuers. We believe that DWS Strategic Income Fund remains an attractive vehicle for investors seeking high current return from a broad-based, actively managed fixed-income portfolio.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/08	10/31/07

Government & Agency Obligations	52%	47%
Corporate Bonds	32%	37%
Cash Equivalents	6%	8%
Commerical and Non-Agency Mortgage-Backed Securities	3%	4%
Loan Participation & Assignments	3%	2%
Municipal Bonds & Notes	2%	—
Open End Investment Companies	1%	1%
Asset Backed	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/08	10/31/07

AAA*	33%	30%
AA	1%	1%
A	10%	3%
BBB	4%	5%
BB	17%	18%
B	21%	22%
CCC and CC	6%	9%
Not Rated	8%	12%
	100%	100%
* Includes cash equivalents
Interest Rate Sensitivity	4/30/08	10/31/07

Effective maturity	7.6 years	6.5 years
Average duration	5.1 years	5.4 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 31.6%
Consumer Discretionary 4.8%
AMC Entertainment, Inc., 8.0%, 3/1/2014	500,000	446,250
American Achievement Corp., 8.25%, 4/1/2012	115,000	101,200
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	185,054	136,940
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	270,000	224,100
8.0%, 3/15/2014	115,000	104,075
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015 (b)	295,000	255,175
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	230,000	195,500
Cablevision Systems Corp., Series B, 7.133%**, 4/1/2009	90,000	90,675
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	190,000	173,375
Carrols Corp., 9.0%, 1/15/2013 (b)	120,000	110,400
Charter Communications Holdings LLC, 11.0%, 10/1/2015	402,000	312,555
Charter Communications, Inc., 144A, 10.875%, 9/15/2014	365,000	385,987
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	165,000	217,705
Cooper-Standard Automotive, Inc., 7.0%, 12/15/2012 (b)	155,000	142,135
CSC Holdings, Inc.:
7.25%, 7/15/2008	170,000	170,213
Series B, 7.625%, 4/1/2011	230,000	231,725
Series B, 8.125%, 7/15/2009	220,000	224,400
Series B, 8.125%, 8/15/2009	435,000	443,700
Denny's Holdings, Inc., 10.0%, 10/1/2012	80,000	76,300
Dollarama Group LP, 10.579%**, 8/15/2012	196,000	193,060
EchoStar DBS Corp.:
6.375%, 10/1/2011	45,000	44,775
6.625%, 10/1/2014	335,000	327,462
7.125%, 2/1/2016	260,000	255,450
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	305,000	218,838
Foot Locker, Inc., 8.5%, 1/15/2022	80,000	74,800
General Motors Corp.:
7.2%, 1/15/2011	785,000	694,725
7.4%, 9/1/2025	145,000	102,225
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	235,000	225,600
Group 1 Automotive, Inc., 8.25%, 8/15/2013	115,000	110,400
Hanesbrands, Inc., Series B, 8.204%**, 12/15/2014	350,000	329,875
Hertz Corp.:
8.875%, 1/1/2014	480,000	483,600
10.5%, 1/1/2016 (b)	115,000	115,719
Idearc, Inc., 8.0%, 11/15/2016	1,485,000	965,250
Indianapolis Downs LLC & Capital Corp., 144A, 11.0%, 11/1/2012	155,000	139,500
ION Media Networks, Inc., 144A, 8.963%**, 1/15/2013	65,000	39,000
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	265,000	204,050
Jarden Corp., 7.5%, 5/1/2017 (b)	190,000	174,800
Kabel Deutschland GmbH, 10.625%, 7/1/2014	260,000	270,400
Lamar Media Corp., Series C, 6.625%, 8/15/2015	155,000	146,088
Liberty Media LLC:
5.7%, 5/15/2013	30,000	26,857
8.25%, 2/1/2030	190,000	168,579
8.5%, 7/15/2029 (b)	310,000	278,480
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)	15,000	13,800
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	120,000	122,400
MGM MIRAGE:
6.75%, 9/1/2012	365,000	339,450
8.375%, 2/1/2011 (b)	245,000	243,775
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	335,000	325,787
Norcraft Holdings, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	565,000	519,800
Penske Automotive Group, Inc., 7.75%, 12/15/2016	575,000	523,250
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	240,000	243,600
Quebecor Media, Inc., 7.75%, 3/15/2016	160,000	154,000
Quebecor World, Inc., 144A, 9.75%, 1/15/2015*	180,000	88,200
Quiksilver, Inc., 6.875%, 4/15/2015	330,000	273,900
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	180,000	128,700
Sabre Holdings Corp., 8.35%, 3/15/2016	200,000	158,000
Seminole Hard Rock Entertainment, Inc., 144A, 5.3%**, 3/15/2014	275,000	230,313
Shaw Communications, Inc., 8.25%, 4/11/2010	420,000	436,800
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	190,000	168,150
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	725,000	520,187
7.875%, 1/15/2014	170,000	150,017
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (b)	115,000	116,581
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	335,000	282,237
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013 (b)	225,000	213,750
Station Casinos, Inc., 6.5%, 2/1/2014	445,000	291,475
Travelport LLC:
7.701%**, 9/1/2014	170,000	147,050
9.875%, 9/1/2014	215,000	207,744
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	465,000	298,762
United Components, Inc., 9.375%, 6/15/2013	40,000	39,500
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	280,000	415,346
144A, 10.375%, 2/15/2015	175,000	166,250
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	400,000	288,000
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	235,000	353,181
144A, 8.0%, 11/1/2016 EUR	120,000	176,600
Vitro SAB de CV:
9.125%, 2/1/2017	815,000	699,677
11.75%, 11/1/2013	100,000	103,000
XM Satellite Radio, Inc., 9.75%, 5/1/2014	440,000	423,500
Young Broadcasting, Inc., 8.75%, 1/15/2014	1,220,000	713,700
		19,208,425
Consumer Staples 1.5%
Alliance One International, Inc., 8.5%, 5/15/2012	120,000	114,000
Delhaize America, Inc.:
8.05%, 4/15/2027	75,000	82,023
9.0%, 4/15/2031	510,000	631,073
General Nutrition Centers, Inc., 7.199%**, 3/15/2014 (PIK)	145,000	126,513
Harry & David Holdings, Inc., 8.076%**, 3/1/2012	190,000	159,600
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	873,750	723,028
Pierre Foods, Inc., 9.875%, 7/15/2012	140,000	67,200
Reynolds American, Inc., 6.75%, 6/15/2017	2,400,000	2,430,516
Rite Aid Corp., 7.5%, 3/1/2017	370,000	343,175
Smithfield Foods, Inc., 7.75%, 7/1/2017 (b)	210,000	208,425
Viskase Companies, Inc., 11.5%, 6/15/2011	1,330,000	1,057,350
		5,942,903
Energy 3.9%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	95,000	100,938
Belden & Blake Corp., 8.75%, 7/15/2012	1,150,000	1,178,750
Bristow Group, Inc., 7.5%, 9/15/2017	260,000	268,450
Chaparral Energy, Inc.:
8.5%, 12/1/2015	375,000	341,250
8.875%, 2/1/2017 (b)	140,000	128,100
Chesapeake Energy Corp.:
6.25%, 1/15/2018	145,000	141,375
6.875%, 1/15/2016	635,000	641,350
7.75%, 1/15/2015 (b)	105,000	108,413
Cimarex Energy Co., 7.125%, 5/1/2017	185,000	187,775
Delta Petroleum Corp., 7.0%, 4/1/2015	490,000	433,650
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	75,000	75,563
8.375%, 5/1/2016	410,000	427,425
El Paso Corp., 9.625%, 5/15/2012	180,000	197,054
Energy Partners Ltd., 9.75%, 4/15/2014	200,000	185,000
EXCO Resources, Inc., 7.25%, 1/15/2011	355,000	353,225
Frontier Oil Corp., 6.625%, 10/1/2011	180,000	179,100
Gaz Capital (Gazprom), 144A, 6.51%, 3/7/2022	785,000	718,275
KCS Energy, Inc., 7.125%, 4/1/2012	690,000	669,300
Mariner Energy, Inc.:
7.5%, 4/15/2013 (b)	215,000	212,312
8.0%, 5/15/2017	265,000	260,362
OPTI Canada, Inc.:
7.875%, 12/15/2014	325,000	330,687
8.25%, 12/15/2014	590,000	609,175
Pemex Project Funding Master Trust, Series REG S, 6.375%, 8/5/2016 EUR	100,000	161,157
Petrobras International Finance Co., 5.875%, 3/1/2018	330,000	328,607
Petrohawk Energy Corp., 9.125%, 7/15/2013	250,000	264,375
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	290,000	354,442
Plains Exploration & Production Co., 7.0%, 3/15/2017 (b)	220,000	216,700
Quicksilver Resources, Inc., 7.125%, 4/1/2016	640,000	633,600
Sabine Pass LNG LP:
7.25%, 11/30/2013	100,000	92,500
7.5%, 11/30/2016	905,000	828,075
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	320,000	339,200
Stallion Oilfield Services Ltd., 144A, 9.75%, 2/1/2015	140,000	116,550
Stone Energy Corp.:
6.75%, 12/15/2014	730,000	684,375
8.25%, 12/15/2011	435,000	437,175
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	190,000	205,097
Tesoro Corp., 6.5%, 6/1/2017	180,000	165,150
Whiting Petroleum Corp.:
7.0%, 2/1/2014	255,000	255,637
7.25%, 5/1/2012	450,000	451,125
7.25%, 5/1/2013	110,000	110,275
Williams Companies, Inc.:
8.125%, 3/15/2012	695,000	761,025
8.75%, 3/15/2032	1,010,000	1,194,325
Williams Partners LP, 7.25%, 2/1/2017	190,000	196,175
		15,543,094
Financials 6.8%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	625,000	568,750
Ashton Woods USA LLC, 9.5%, 10/1/2015	540,000	297,000
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	115,000	78,200
Caterpillar Financial Services Corp., 5.45%, 4/15/2018	750,000	760,738
CEVA Group PLC, 144A, 8.5%, 12/1/2014 EUR	180,000	230,470
CIT Group, Inc., 5.4%, 2/13/2012	1,600,000	1,343,045
Citigroup, Inc., Series E, 8.4%, 4/29/2049	235,000	237,839
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	885,000	1,008,900
Firekeepers Development Authority, 144A, 13.875%, 5/1/2015	230,000	233,450
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	1,395,000	1,256,291
7.375%, 10/28/2009	2,680,000	2,579,843
7.875%, 6/15/2010	685,000	652,007
GMAC LLC, 6.875%, 9/15/2011	2,960,000	2,466,636
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	435,000	458,925
8.875%, 4/1/2015 (PIK)	350,000	366,625
9.75%, 4/1/2017 (b)	405,000	427,275
Hexion US Finance Corp., 9.75%, 11/15/2014	125,000	135,781
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	750,000	739,687
iPayment, Inc., 9.75%, 5/15/2014	165,000	141,900
John Deere Capital Corp., Series D, 5.35%, 4/3/2018	1,390,000	1,391,546
Kreditanstalt fuer Wiederaufbau, 2.05%, 2/16/2026 JPY	700,000,000	6,342,040
Lehman Brothers Holdings, Inc., Series I, 6.875%, 5/2/2018	1,260,000	1,288,655
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	185,000	148,000
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	1,465,000	1,476,956
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	340,000	210,800
Petroplus Finance Ltd., 144A, 6.75%, 5/1/2014 (b)	200,000	188,000
Residential Capital LLC:
3.49%**, 6/9/2008	80,000	74,500
6.37%**, 11/21/2008	610,000	506,300
Tropicana Entertainment LLC, 9.625%, 12/15/2014*	440,000	216,700
UCI Holdco, Inc., 10.3%**, 12/15/2013 (PIK)	267,156	243,112
Universal City Development Partners, 11.75%, 4/1/2010	955,000	990,812
Yankee Acquisition Corp., Series B, 8.5%, 2/15/2015	70,000	59,150
		27,119,933
Health Care 1.9%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	480,000	434,400
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	335,000	356,775
Boston Scientific Corp., 6.0%, 6/15/2011	295,000	291,312
Bristol-Myers Squibb Co., 6.125%, 5/1/2038	1,100,000	1,109,819
Community Health Systems, Inc., 8.875%, 7/15/2015	1,530,000	1,591,200
HCA, Inc.:
9.125%, 11/15/2014	305,000	323,300
9.25%, 11/15/2016	990,000	1,064,250
9.625%, 11/15/2016 (PIK)	335,000	359,706
HEALTHSOUTH Corp., 10.75%, 6/15/2016	180,000	193,500
IASIS Healthcare LLC, 8.75%, 6/15/2014	275,000	281,875
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	185,000	189,163
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	225,000	180,000
The Cooper Companies, Inc., 7.125%, 2/15/2015 (b)	385,000	367,675
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	270,000	226,800
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	590,000	600,325
		7,570,100
Industrials 3.3%
Actuant Corp., 144A, 6.875%, 6/15/2017	150,000	150,375
Allied Security Escrow Corp., 11.375%, 7/15/2011	300,000	258,000
Allied Waste North America, Inc., 6.5%, 11/15/2010	155,000	156,356
American Color Graphics, Inc.:
10.0%, 6/15/2010	285,000	128,963
144A, Promissory Note due 6/15/2008 (h)	17,100	7,738
American Railcar Industries, Inc., 7.5%, 3/1/2014	215,000	193,500
ARAMARK Corp., 6.739%**, 2/1/2015	260,000	250,250
Baldor Electric Co., 8.625%, 2/15/2017	195,000	198,900
Belden, Inc., 7.0%, 3/15/2017	195,000	193,294
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	102,000
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	540,000	491,400
Building Materials Corp. of America, 7.75%, 8/1/2014	260,000	193,700
Cenveo Corp., 7.875%, 12/1/2013	320,000	268,000
Congoleum Corp., 8.625%, 8/1/2008*	480,000	360,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	105,000	103,950
6.875%, 11/1/2013 (b)	525,000	521,062
7.625%, 2/1/2018	635,000	647,700
Education Management LLC, 8.75%, 6/1/2014	160,000	142,400
Esco Corp.:
144A, 6.675%**, 12/15/2013	285,000	259,350
144A, 8.625%, 12/15/2013	360,000	358,200
General Cable Corp.:
5.073%**, 4/1/2015	305,000	270,687
7.125%, 4/1/2017 (b)	195,000	190,125
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	195,000	158,925
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	175,000	161,875
Harland Clarke Holdings Corp., 9.5%, 5/15/2015 (b)	185,000	149,388
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	320,000	222,400
8.875%, 4/1/2012	665,000	458,850
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	185,000	175,519
7.625%, 12/1/2013	520,000	497,250
9.375%, 5/1/2012	650,000	677,625
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	160,000	164,000
9.5%, 10/1/2008	1,430,000	1,444,300
Mobile Services Storage Group, Inc., 9.75%, 8/1/2014	370,000	355,200
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014 (b)	290,000	298,700
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	1,155,000	744,975
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	39,000	41,925
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	170,000	170,000
Titan International, Inc., 8.0%, 1/15/2012	730,000	730,000
TransDigm, Inc., 7.75%, 7/15/2014	115,000	117,588
U.S. Concrete, Inc., 8.375%, 4/1/2014	210,000	170,100
United Rentals North America, Inc.:
6.5%, 2/15/2012	455,000	426,562
7.0%, 2/15/2014	570,000	473,100
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011 (b)	140,000	133,000
		13,217,232
Information Technology 1.2%
Alion Science & Technology Corp., 10.25%, 2/1/2015	205,000	130,431
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	870,000	765,600
L-3 Communications Corp.:
5.875%, 1/15/2015	625,000	606,250
Series B, 6.375%, 10/15/2015	270,000	266,963
Lucent Technologies, Inc., 6.45%, 3/15/2029	775,000	581,250
MasTec, Inc., 7.625%, 2/1/2017	270,000	236,250
Sanmina-SCI Corp., 144A, 5.55%**, 6/15/2010	93,000	91,838
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	380,000	362,900
SunGard Data Systems, Inc., 10.25%, 8/15/2015	525,000	557,812
Vangent, Inc., 9.625%, 2/15/2015	155,000	130,200
Xerox Corp., 6.35%, 5/15/2018	1,260,000	1,266,364
		4,995,858
Materials 3.2%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	110,000	107,250
ARCO Chemical Co., 9.8%, 2/1/2020	1,740,000	1,522,500
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	365,000	260,975
Cascades, Inc., 7.25%, 2/15/2013 (b)	560,000	515,200
Chemtura Corp., 6.875%, 6/1/2016	350,000	311,500
Clondalkin Acquisition BV, 144A, 4.8%**, 12/15/2013	215,000	180,600
CPG International I, Inc., 10.5%, 7/1/2013	490,000	418,950
Exopack Holding Corp., 11.25%, 2/1/2014	580,000	553,900
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	310,000	342,550
GEO Specialty Chemicals, Inc.:
144A, 10.698%**, 12/31/2009	719,000	538,351
144A, 10.698%**, 3/31/2015	423,313	316,956
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	130,000	128,700
9.5%, 12/1/2011	185,000	195,175
Hexcel Corp., 6.75%, 2/1/2015	790,000	785,062
Huntsman LLC, 11.625%, 10/15/2010	892,000	938,830
Ineos Group Holdings PLC, 144A, 7.875%, 2/15/2016 EUR	140,000	163,406
Innophos, Inc., 8.875%, 8/15/2014	100,000	99,500
Jefferson Smurfit Corp., 8.25%, 10/1/2012	295,000	268,450
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	520,000	455,000
Metals USA Holdings Corp., 8.698%**, 7/1/2012 (PIK)	265,000	217,300
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	110,000	73,700
Momentive Performance Materials, Inc., 9.75%, 12/1/2014 (b)	420,000	407,400
NewMarket Corp., 7.125%, 12/15/2016	455,000	443,625
NewPage Corp., 144A, 10.0%, 5/1/2012 (b)	405,000	432,337
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	220,000	336,649
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	5
Radnor Holdings Corp., 11.0%, 3/15/2010*	100,000	125
Rhodia SA, 144A, 7.497%**, 10/15/2013 EUR	280,000	403,323
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017 (b)	210,000	177,450
8.375%, 7/1/2012	185,000	169,275
Steel Dynamics, Inc.:
6.75%, 4/1/2015	295,000	291,312
144A, 7.375%, 11/1/2012	75,000	76,313
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	440,000	437,800
The Mosaic Co., 144A, 7.625%, 12/1/2014	625,000	671,875
Witco Corp., 6.875%, 2/1/2026	135,000	93,150
Wolverine Tube, Inc., 10.5%, 4/1/2009	325,000	299,000
		12,633,494
Telecommunication Services 2.1%
BCM Ireland Preferred Equity Ltd., 144A, 11.34%**, 2/15/2017 (PIK) EUR	207,042	212,084
Centennial Communications Corp.:
10.0%, 1/1/2013	270,000	272,700
10.125%, 6/15/2013	315,000	328,388
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	400,000	402,000
8.375%, 1/15/2014 (b)	220,000	218,900
Cricket Communications, Inc., 144A, 9.875%, 11/1/2014	475,000	466,094
Embratel, Series B, 11.0%, 12/15/2008 (b)	79,000	82,832
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	108,955	105,686
Intelsat Jackson Holdings Ltd.:
9.25%, 6/15/2016	110,000	110,963
11.25%, 6/15/2016	310,000	314,263
iPCS, Inc., 5.364%**, 5/1/2013	110,000	91,575
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	565,000	555,112
Millicom International Cellular SA, 10.0%, 12/1/2013	1,010,000	1,078,175
Nortel Networks Ltd., 6.963%**, 7/15/2011	345,000	325,163
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	140,000	133,000
Qwest Corp.:
7.25%, 9/15/2025	70,000	64,225
7.875%, 9/1/2011	415,000	425,375
Rural Cellular Corp., 9.875%, 2/1/2010	350,000	362,250
Stratos Global Corp., 9.875%, 2/15/2013 (b)	150,000	157,500
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	958,000	997,517
US Unwired, Inc., Series B, 10.0%, 6/15/2012 (b)	455,000	431,112
Virgin Media Finance PLC:
8.75%, 4/15/2014	475,000	459,562
8.75%, 4/15/2014 EUR	335,000	496,278
West Corp., 9.5%, 10/15/2014	220,000	210,100
		8,300,854
Utilities 2.9%
AES Corp.:
8.0%, 10/15/2017	395,000	411,787
144A, 8.75%, 5/15/2013	1,067,000	1,113,681
9.5%, 6/1/2009	150,000	155,438
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	1,360,000	1,448,400
CMS Energy Corp., 8.5%, 4/15/2011 (b)	880,000	942,438
Edison Mission Energy, 7.0%, 5/15/2017	335,000	338,350
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	600,000	639,000
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011 (b)	1,145,000	1,109,219
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	205,000	211,150
Mirant Americas Generation LLC, 8.3%, 5/1/2011	485,000	503,187
Mirant North America LLC, 7.375%, 12/31/2013	150,000	155,625
NRG Energy, Inc.:
7.25%, 2/1/2014	705,000	724,387
7.375%, 2/1/2016	1,475,000	1,519,250
Oncor Electric Delivery Co., 7.0%, 9/1/2022	185,000	181,200
Regency Energy Partners LP, 8.375%, 12/15/2013	293,000	305,453
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	370,000	385,725
Sierra Pacific Resources:
6.75%, 8/15/2017	470,000	463,238
8.625%, 3/15/2014	100,000	104,633
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	875,000	912,187
		11,624,348
Total Corporate Bonds (Cost $131,943,480)		126,156,241

Asset Backed 0.8%
Credit Card Receivables
Washington Mutual Master Note Trust, "C1", Series 2007-C1, 144A, 3.116%**, 5/15/2014 (Cost $3,625,735)	3,800,000	3,021,000

Commercial and Non-Agency Mortgage-Backed Securities 2.8%
Credit Suisse Mortgage Capital Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040	3,719,000	3,679,812
JPMorgan Chase Commercial Mortgage Securities Corp., "F", Series 2004-LN2, 144A, 5.631%**, 7/15/2041	2,000,000	1,644,087
Morgan Stanley Capital I Trust, "A4", Series 2007-HQ11, 5.447%, 2/12/2044	2,280,000	2,209,811
Wachovia Bank Commercial Mortgage Trust, "A2", Series 2007-C32, 5.924%**, 6/15/2049	3,600,000	3,606,585
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $11,051,445)		11,140,295

Government & Agency Obligations 50.9%
Sovereign Bonds 38.2%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	2,250,000	2,897,100
Dominican Republic:
144A, 8.625%, 4/20/2027	125,000	133,125
Series REG S, 9.5%, 9/27/2011	745,438	782,710
Federal Republic of Germany:
Series 06, 4.0%, 7/4/2016 EUR	2,000,000	3,093,016
Series 98, 4.125%, 7/4/2008 EUR	3,000,000	4,678,919
Series 94, 6.25%, 1/4/2024 EUR	7,500,000	13,944,498
Federal Republic of Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	32,000	4,240
Federative Republic of Brazil:
6.0%, 1/17/2017 (b)	4,745,000	4,958,525
7.125%, 1/20/2037 (b)	1,045,000	1,193,913
7.875%, 3/7/2015	1,045,000	1,206,975
8.75%, 2/4/2025	830,000	1,062,400
8.875%, 10/14/2019	950,000	1,224,265
11.0%, 1/11/2012 (b)	2,270,000	2,780,750
11.0%, 8/17/2040 (b)	2,295,000	3,128,085
12.5%, 1/5/2016 BRL	1,155,000	691,195
Government of Canada, 4.25%, 12/1/2008 CAD	4,000,000	4,008,738
Government of Ukraine:
144A, 6.75%, 11/14/2017	1,010,000	995,648
Series REG S, 7.65%, 6/11/2013	785,000	841,520
Kingdom of Spain, 3.15%, 1/31/2016 EUR	4,600,000	6,666,958
Province of Quebec, Series PO, 1.6%, 5/9/2013 JPY	1,600,000,000	15,567,768
Republic of Argentina:
3.092%**, 8/3/2012 (PIK)	3,285,000	1,760,237
5.83%, 12/31/2033 (PIK) ARS	377	112
Republic of Colombia:
8.25%, 12/22/2014	85,000	98,643
10.0%, 1/23/2012 (b)	1,245,000	1,469,100
10.75%, 1/15/2013	335,000	414,563
Republic of El Salvador, 144A, 7.65%, 6/15/2035	2,245,000	2,402,150
Republic of Ghana, 144A, 8.5%, 10/4/2017	125,000	130,313
Republic of Greece:
3.6%, 7/20/2016 EUR	5,500,000	8,070,898
4.5%, 9/20/2037 EUR	6,000,000	8,466,218
Republic of Indonesia, 144A, 6.875%, 3/9/2017 (b)	1,470,000	1,495,725
Republic of Panama:
7.125%, 1/29/2026	630,000	696,150
9.375%, 1/16/2023	2,075,000	2,718,250
Republic of Peru:
6.55%, 3/14/2037 (b)	1,600,000	1,680,000
7.35%, 7/21/2025 (b)	3,805,000	4,442,337
Republic of Philippines:
7.75%, 1/14/2031	295,000	332,613
8.0%, 1/15/2016 (b)	1,955,000	2,238,475
8.375%, 2/15/2011	465,000	512,058
9.375%, 1/18/2017	490,000	611,863
Republic of Turkey:
7.0%, 9/26/2016	1,690,000	1,730,138
7.25%, 3/15/2015	360,000	374,850
11.75%, 6/15/2010	2,045,000	2,336,412
12.375%, 6/15/2009	1,020,000	1,111,800
Republic of Uruguay:
7.625%, 3/21/2036	605,000	638,275
8.0%, 11/18/2022	955,000	1,060,050
9.25%, 5/17/2017	735,000	889,350
Republic of Venezuela, 10.75%, 9/19/2013	3,250,000	3,355,625
Russian Federation, Series REG S, 7.5%, 3/31/2030	4,905,300	5,640,555
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	310,000	296,336
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	2,050,000	2,152,500
United Kingdom Treasury Bond, 5.75%, 12/7/2009 GBP	12,000,000	24,372,592
United Mexican States:
5.625%, 1/15/2017 (b)	499,000	524,449
Series A, 6.75%, 9/27/2034	318,000	352,026
		152,235,011
US Government Sponsored Agencies 0.5%
Federal Home Loan Bank, 7.869%**, 6/26/2015	1,500,000	1,458,000
Federal National Mortgage Association, 8.45%**, 2/27/2023	750,000	750,000
		2,208,000
US Treasury Obligations 12.2%
US Treasury Bill, 1.08%***, 7/17/2008 (d)	3,056,000	3,047,403
US Treasury Bonds:
5.0%, 5/15/2037	1,900,000	2,059,125
5.25%, 11/15/2028	4,590,000	5,033,940
US Treasury Notes:
2.0%, 2/28/2010	23,000,000	22,899,118
2.5%, 3/31/2013	11,147,000	10,877,031
3.5%, 2/15/2018	4,712,000	4,611,870
		48,528,487
Total Government & Agency Obligations (Cost $198,971,024)		202,971,498

Loan Participations and Assignments 2.8%
Sovereign Loans 0.7%
Credit Suisse (City of Kyiv Ukraine), 144A, 8.25%, 11/26/2012	2,115,000	2,161,530
CSFB International (Exim Ukraine), 6.8%, 10/4/2012	690,000	663,021
		2,824,551
Senior Loans** 2.1%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 4.829%, 4/2/2014	108,900	101,414
Algoma Steel, Inc., Term Loan, LIBOR plus 2.5%, 5.579%, 6/30/2013	67,487	62,425
Bausch & Lomb, Inc.:
Term Delay Draw, LIBOR plus 3.25%, 6.329%, 4/11/2015	40,000	39,555
Term Loan B, LIBOR plus 3.25%, 6.329%, 4/11/2015	319,200	316,249
Buffets, Inc.:
Letter of Credit, 4.73%, 5/1/2013	71,054	40,572
Term Loan B, 9.954%, 1/13/2011	532,555	304,089
Charter Communications Operations:
Term Loan, LIBOR plus 2.0%, 5.079%, 3/6/2014	419,000	419,350
Term Loan B, LIBOR plus 3.25%, 6.329%, 4/27/2011	594,000	527,065
Energy Future Holdings Corp.:
Term Loan B1, LIBOR plus 3.5%, 6.579%, 10/10/2014	1,820,850	1,745,631
Term Loan B3, LIBOR plus 3.5%, 6.579%, 10/10/2014	1,189,025	1,137,748
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 5.329%, 9/16/2013	119,396	106,711
Golden Nugget, Inc., 6.05%, 6/16/2014	230,000	165,600
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 5.079%, 3/26/2014	7,214	6,893
Term Loan B, LIBOR plus 2.0%, 5.079%, 3/26/2014	123,794	118,326
HCA, Inc., Term Loan A1, 4.19%, 11/18/2012	644,171	609,997
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 5.329%, 5/5/2013	458,883	437,658
Term Loan C2, LIBOR plus 2.25%, 5.329%, 5/5/2013	136,324	129,621
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 5.329%, 5/7/2013	119,100	103,022
Longview Power LLC:
Demand Draw, 4.938%, 4/1/2014	53,667	45,516
Letter of Credit, 5.0%, 4/1/2014	15,333	13,005
Term Loan B, 5.0%, 4/1/2014	46,000	39,014
NewPage Corp., Term Loan B, LIBOR plus 3.0%, 6.079%, 11/5/2014	49,875	49,663
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 5.329%, 9/30/2014	179,784	152,667
Symbion, Inc.:
Term Loan A, 6.149%, 8/23/2013	96,300	85,948
Term Loan B, 6.149%, 8/23/2014	96,300	85,827
Telesat Canada, Inc.:
Term Loan B, LIBOR plus 3.0%, 6.079%, 10/31/2014	429,342	405,488
Term Loan, 5.9%, 9/1/2014	140,551	132,742
Term Loan, 9.0%, 10/31/2008	595,000	511,700
Tribune Co., Term Loan B, 5.542%, 5/24/2014	367,225	272,435
		8,165,931
Total Loan Participations and Assignments (Cost $11,591,716)		10,990,482

Municipal Bonds and Notes 1.9%
Clark County, NV, General Obligation, School District, Series B, 5.0%, 6/15/2026	1,600,000	1,668,208
Colorado, Department of Transportation, Revenue Anticipation Notes, 6.0%, 6/15/2015 (c)	2,400,000	2,589,288
Georgia, State Road & Tollway Authority Revenue, Federal Highway Grant Anticipation Bonds, 5.0%, 6/1/2013 (c)	3,200,000	3,486,016
Total Municipal Bonds and Notes (Cost $7,782,344)		7,743,512

Preferred Securities 0.0%
Xerox Capital Trust I, 8.0%, 6/23/2008**** (Cost $124,875)	120,000	119,734
	Units	Value ($)

Other Investments 0.1%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $271,671)	315,000	250,671
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	10,608	9,017
GEO Specialty Chemicals, Inc. 144A*	966	821
Total Common Stocks (Cost $131,040)		9,838

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc., 144A, 12.0%* (Cost $13,911)	1	750

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	40	0
DeCrane Aircraft Holdings, Inc., 144A, Expiration Date 9/30/2008*	2,740	0
New Asat (Finance) Ltd., Expiration Date 2/1/2011*	52,000	14,434
Total Warrants (Cost $1)		14,434

Open End Investment Company 1.2%
DWS Floating Rate Plus Fund, "Institutional" (e) (Cost $5,199,492)	534,949	4,857,334

Securities Lending Collateral 6.8%
Daily Assets Fund Institutional, 2.88% (f) (g) (Cost $26,948,205)	26,948,205	26,948,205

Cash Equivalents 6.0%
Cash Management QP Trust, 2.54% (f) (Cost $24,129,093)	24,129,093	24,129,093
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $421,784,032)+	104.9	418,353,087
Other Assets and Liabilities, Net	(4.9)	(19,599,856)
Net Assets	100.0	398,753,231
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	480,000	USD	451,750	360,000
Quebecor World, Inc.	9.75%	1/15/2015	180,000	USD	180,000	88,200
Radnor Holdings Corp.	11.0%	3/15/2010	100,000	USD	88,363	125
Tropicana Entertainment LLC	9.625%	12/15/2014	440,000	USD	409,525	216,700
					1,129,638	665,025
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2008.
*** Annualized yield at time of purchase; not a coupon rate.
**** Date shown is call date; not a maturity date for the perpetual preferred securities.
+ The cost for federal income tax purposes was $423,914,873. At April 30, 2008, net unrealized depreciation for all securities based on tax cost was $5,561,786. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,694,899 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,256,685.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2008 amounted to $26,034,190 which is 6.5% of net assets.
(c) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	0.6%
MBIA Corp.	0.8%
(d) At April 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc.
(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(h) Security issued in lieu of interest payment due 12/15/2007, which has been deferred until 6/15/2008. This security is deemed to be non-income producing.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

At April 30, 2008, the Fund had unfunded loan commitments of $59,509, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Bausch & Lomb, Inc., Term Delay Draw, 4/11/2015	39,800	39,555	(245)
Telesat Canada, Inc., Term Loan B, 10/31/2014	19,709	18,876	(833)
Total	59,509	58,431	(1,078)

At April 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	6/19/2008	127	14,579,534	14,916,920	337,386
2 Year Federal Republic of Germany Bond	6/6/2008	123	20,224,021	19,943,351	(280,670)
United Kingdom Treasury Bond	6/26/2008	225	48,469,325	48,445,447	(23,878)
10 Year US Treasury Note	6/19/2008	355	41,195,626	41,113,437	(82,189)
2 Year US Treasury Note	6/30/2008	35	7,463,497	7,444,063	(19,434)
Total net unrealized depreciation					(68,785)

At April 30, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	6/16/2008	8	747,410	737,914	9,496
10 Year Federal Republic of Germany Bond	6/6/2008	231	41,479,954	41,144,497	335,457
10 Year Japanese Government Bond	6/11/2008	35	46,899,088	45,826,321	1,072,767
Total unrealized appreciation					1,417,720

At April 30, 2008, open credit default swap contract sold was as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/4/2007 12/20/2008	200,000[1]	Fixed — 3.1%	Ford Motor Co., 6.5%, 8/1/2018	251
10/5/2007 12/20/2008	120,000[2]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	220
10/22/2007 12/20/2008	395,000[3]	Fixed — 3.05%	Ford Motor Co., 6.5%, 8/1/2018	883
10/13/2007 12/20/2009	225,000[4]	Fixed — 3.85%	Ford Motor Co., 6.5%, 8/1/2018	(7,291)
12/13/2007 12/20/2009	220,000[4]	Fixed — 5.05%	Ford Motor Co., 6.5%, 8/1/2018	(605)
10/4/2007 12/20/2008	210,000[5]	Fixed — 2.6%	General Motors Corp., 7.125%, 7/15/2013	(3,266)
10/22/2007 12/20/2008	395,000[3]	Fixed — 3.06%	General Motors Corp., 7.125%, 7/15/2013	(4,204)
10/3/2007 12/20/2008	200,000[2]	Fixed — 3.2%	General Motors Corp., 7.125%, 7/15/2013	(1,783)
1/28/2008 3/20/2009	305,000[3]	Fixed — 2.65%	HCA, Inc., 7.7%, 3/20/2009	4,494
2/19/2008 3/20/2009	225,000[4]	Fixed — 3.8%	HCA, Inc., 7.7%, 6/20/2009	6,363
1/29/2008 3/20/2013	185,000[3]	Fixed — 3.0%	HCA, Inc., 7.7%, 3/20/2009	5,294
11/21/2007 12/20/2008	220,000[4]	Fixed — 4.02%	Tenet Healthcare Corp., 7.375%, 2/1/2013	6,852
2/26/2008 3/20/2009	275,000[4]	Fixed — 5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013	9,716
12/19/2007 12/20/2008	290,000[3]	Fixed — 2.9%	Tenet Healthcare Corp., 7.375%, 2/1/2013	5,025
Total net unrealized appreciation				21,949
Counterparties: [1] Goldman Sachs and Co. [2] JPMorgan Chase [3] Lehman Brothers, Inc. [4] Merrill Lynch, Pierce, Teaner & Smith, Inc. [5] Citigroup Global Markets, Inc.

As of April 30, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	9,902,202	AUD	10,703,000	6/18/2008	116,479
CHF	18,205,000	USD	18,042,616	6/18/2008	565,819
EUR	1,836,700	USD	2,881,984	5/7/2008	14,920
USD	19,053,053	EUR	12,274,000	6/18/2008	12,967
EUR	499,000	USD	775,691	6/18/2008	561
GBP	6,400,000	USD	12,920,448	5/19/2008	235,438
JPY	917,797,000	USD	9,180,495	6/18/2008	374,650
JPY	467,683,000	USD	4,598,201	6/18/2008	110,995
USD	7,975,948	NOK	41,425,000	6/18/2008	76,542
USD	33,470,855	SGD	46,000,000	6/18/2008	478,487
Total unrealized appreciation					1,986,858
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
AUD	12,098,000	USD	10,886,627	6/18/2008	(437,861)
USD	8,353,418	CAD	8,249,000	6/18/2008	(183,850)
CAD	1,514,000	USD	1,482,904	6/18/2008	(16,518)
USD	5,182,364	CHF	5,253,000	6/18/2008	(139,485)
EUR	40,800	USD	63,448	5/2/2008	(60)
GBP	3,600,000	USD	7,080,829	5/16/2008	(55,917)
USD	2,263,983	GBP	1,121,000	6/18/2008	(46,740)
USD	7,443,799	JPY	750,000,000	5/19/2008	(260,733)
USD	11,453,541	NOK	58,649,000	6/18/2008	(52,925)
SEK	16,277,000	USD	2,670,037	6/18/2008	(38,558)
Total unrealized depreciation					(1,232,647)
Currency Abbreviations
AUD Australian Dollar
ARS Argentine Peso
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $365,507,242) — including $26,034,190 of securities loaned	$ 362,418,455
Investment in DWS Floating Rate Plus Fund (cost $5,199,492)	4,857,334
Investment in Daily Assets Fund Institutional (cost $26,948,205)*	26,948,205
Investment in Cash Management QP Trust (cost $24,129,093)	24,129,093
Total investments, at value (cost $421,784,032)	418,353,087
Cash	881,084
Foreign currency, at value (cost $758,300)	745,657
Receivable for investments sold	3,114,411
Receivable for Fund shares sold	261,691
Receivable for variation margin on open futures contracts	126,825
Interest receivable	6,217,099
Unrealized appreciation on forward foreign currency exchange contracts	1,986,858
Unrealized appreciation on credit default swap contracts	21,949
Foreign taxes recoverable	259,035
Other assets	51,651
Total assets	432,019,347
Liabilities
Payable for investments purchased	3,792,268
Payable upon return of securities loaned	26,948,205
Payable for Fund shares redeemed	459,932
Unrealized depreciation on unfunded loan commitments	1,078
Unrealized depreciation on forward foreign currency exchange contracts	1,232,647
Net payable on closed forward foreign currency exchange contracts	171,910
Accrued management fee	188,967
Other accrued expenses and payables	471,109
Total liabilities	33,266,116
Net assets, at value	$ 398,753,231
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Assets Consist of
Distributions in excess of net investment income	(1,567,676)
Net unrealized appreciation (depreciation) on: Investments	(3,430,945)
Credit default swaps	21,949
Unfunded loan commitments	(1,078)
Futures	1,348,935
Foreign currency	665,564
Accumulated net realized gain (loss)	(93,552,226)
Paid-in capital	495,268,708
Net assets, at value	$ 398,753,231
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($350,891,962 ÷ 75,925,326 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.62
Maximum offering price per share (100 ÷ 95.50 of $4.62)	$ 4.84

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,727,005 ÷ 3,185,357 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.62

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($29,345,126 ÷ 6,308,101 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.65
Class S Net Asset Value, offering and redemption price(a) per share ($3,789,138 ÷ 819,284 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.62
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Dividends from DWS Floating Rate Plus Fund	$ 157,591
Interest (net of foreign taxes withheld of $2,267)	10,851,404
Interest — Cash Management QP Trust	773,648
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	83,288
Total Income	11,865,931
Expenses: Management fee	1,115,556
Services to shareholders	316,126
Custodian fee	21,256
Distribution and service fees	599,497
Professional fees	54,352
Trustees' fees and expenses	27,861
Reports to shareholders and shareholder meeting	184,352
Registration fees	24,658
Other	49,705
Total expenses before expense reductions	2,393,363
Expense reductions	(44,809)
Total expenses after expense reductions	2,348,554
Net investment income	9,517,377
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,697,669
Credit default swaps	53,915
Futures	977,771
Foreign currency	627,332
Payments by affiliates (see Note I)	250
Capital gain distribution from DWS Floating Rate Plus Fund	16,234
3,373,171
Change in net unrealized appreciation (depreciation) on: Investments	(5,499,825)
Credit default swaps	20,985
Unfunded loan commitments	(2,858)
Futures	91,394
Foreign currency	(3,058,292)
(8,448,596)
Net gain (loss)	(5,075,425)
Net increase (decrease) in net assets resulting from operations	$ 4,441,952

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income	$ 9,517,377	$ 19,556,711
Net realized gain (loss)	3,373,171	952,738
Change in net unrealized appreciation (depreciation)	(8,448,596)	5,026,175
Net increase (decrease) in net assets resulting from operations	4,441,952	25,535,624
Distributions to shareholders from: Net investment income: Class A	(10,055,575)	(19,404,896)
Class B	(389,830)	(991,297)
Class C	(725,188)	(1,284,943)
Class S	(102,573)	(145,958)
Net realized gains: Class A	—	(1,414,866)
Class B	—	(98,942)
Class C	—	(101,090)
Class S	—	(7,878)
Total distributions	(11,273,166)	(23,449,870)
Fund share transactions: Proceeds from shares sold	48,486,326	88,409,315
Reinvestment of distributions	8,397,993	16,725,128
Cost of shares redeemed	(44,322,559)	(73,618,453)
Redemption fees	3,332	18,633
Net increase (decrease) in net assets from Fund share transactions	12,565,092	31,534,623
Increase (decrease) in net assets	5,733,878	33,620,377
Net assets at beginning of period	393,019,353	359,398,976
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $1,567,676 and $188,113, respectively)	$ 398,753,231	$ 393,019,353

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 4.70	$ 4.68	$ 4.69	$ 4.76	$ 4.53	$ 4.08
Income (loss) from investment operations: Net investment income[b]	.11	.25	.24	.26	.28	.27
Net realized and unrealized gain (loss)	(.06)	.07	.13	(.05)	.25	.49
Total from investment operations	.05	.32	.37	.21	.53	.76
Less distributions from: Net investment income	(.13)	(.28)	(.38)	(.28)	(.30)	(.10)
Net realized gains	—	(.02)	—	—	—	—
Tax return of capital	—	—	—	—	—	(.21)
Total distributions	(.13)	(.30)	(.38)	(.28)	(.30)	(.31)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 4.62	$ 4.70	$ 4.68	$ 4.69	$ 4.76	$ 4.53
Total Return (%)[c]	1.20d**	7.01[d]	8.37[d]	4.48	12.01	19.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	351	345	314	320	334	329
Ratio of expenses before expense reductions (%)	1.10*	1.08	1.14	1.16	1.05	1.12
Ratio of expenses after expense reductions (%)	1.08*	1.07	1.13	1.16	1.05	1.12
Ratio of net investment income (%)	4.97*	5.30	5.24	5.53	6.01	6.11
Portfolio turnover rate (%)	80**	137	175	130	169	180
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 4.71	$ 4.68	$ 4.69	$ 4.76	$ 4.52	$ 4.08
Income (loss) from investment operations: Net investment income[b]	.09	.21	.20	.22	.24	.23
Net realized and unrealized gain (loss)	(.06)	.08	.13	(.05)	.25	.48
Total from investment operations	.03	.29	.33	.17	.49	.71
Less distributions from: Net investment income	(.12)	(.24)	(.34)	(.24)	(.25)	(.08)
Net realized gains	—	(.02)	—	—	—	—
Tax return of capital	—	—	—	—	—	(.19)
Total distributions	(.12)	(.26)	(.34)	(.24)	(.25)	(.27)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 4.62	$ 4.71	$ 4.68	$ 4.69	$ 4.76	$ 4.52
Total Return (%)[c]	.59d**	6.37[d]	7.45[d]	3.53[d]	11.03	18.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	17	22	29	46	71
Ratio of expenses before expense reductions (%)	1.97*	1.86	2.16	2.22	1.94	1.94
Ratio of expenses after expense reductions (%)	1.90*	1.85	1.94	2.04	1.94	1.94
Ratio of net investment income (%)	4.15*	4.52	4.43	4.65	5.12	5.29
Portfolio turnover rate (%)	80**	137	175	130	169	180
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 4.73	$ 4.71	$ 4.72	$ 4.79	$ 4.56	$ 4.11
Income (loss) from investment operations: Net investment income[b]	.10	.21	.20	.22	.24	.24
Net realized and unrealized gain (loss)	(.06)	.07	.13	(.05)	.25	.49
Total from investment operations	.04	.28	.33	.17	.49	.73
Less distributions from: Net investment income	(.12)	(.24)	(.34)	(.24)	(.26)	(.09)
Net realized gains	—	(.02)	—	—	—	—
Tax return of capital	—	—	—	—	—	(.19)
Total distributions	(.12)	(.26)	(.34)	(.24)	(.26)	(.28)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 4.65	$ 4.73	$ 4.71	$ 4.72	$ 4.79	$ 4.56
Total Return (%)[c]	.83d**	6.16[d]	7.41[d]	3.58	11.08	18.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	28	22	20	20	20
Ratio of expenses before expense reductions (%)	1.88*	1.84	1.94	2.04	1.90	1.79
Ratio of expenses after expense reductions (%)	1.86*	1.84	1.93	2.04	1.90	1.79
Ratio of net investment income (%)	4.19*	4.53	4.44	4.65	5.16	5.44
Portfolio turnover rate (%)	80**	137	175	130	169	180
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 4.70	$ 4.68	$ 4.69	$ 4.88
Income (loss) from investment operations: Net investment income[c]	.12	.26	.25	.20
Net realized and unrealized gain (loss)	(.06)	.07	.13	(.17)
Total from investment operations	.06	.33	.38	.03
Less distributions from: Net investment income	(.14)	(.29)	(.39)	(.22)
Net realized gains	—	(.02)	—	—
Total distributions	(.14)	(.31)	(.39)	(.22)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.62	$ 4.70	$ 4.68	$ 4.69
Total Return (%)	1.52d**	7.25[d]	8.57[d]	.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	2	1
Ratio of expenses before expense reductions (%)	.96*	.92	.96	1.01*
Ratio of expenses after expense reductions (%)	.90*	.90	.95	1.01*
Ratio of net investment income (%)	5.15*	5.47	5.42	5.76*
Portfolio turnover rate (%)	80**	137	175	130
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Bank Debt. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, if any, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts part of the Fund's global tactical asset allocation strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $93,950,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($25,665,000), October 31, 2009 ($20,682,000), October 31, 2010 ($38,904,000), October 31, 2011 ($2,469,000), October 31, 2012 ($1,247,000) and October 31, 2014 ($4,983,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $96,579,226 and $70,125,415, respectively. Purchases and sales of US Treasury securities aggregated $199,094,275 and $211,562,662, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.580%
Next $750 million of such net assets	.550%
Next $1.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.460%
Next $2.5 billion of such net assets	.440%
Over $12.5 billion of such net assets	.420%

The Fund did not impose a portion of its management fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Floating Rate Plus Fund ("DWS affiliated mutual fund").

Accordingly, for the six months ended April 30, 2008, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $15,633 and the amount charged aggregated $1,099,923 which was equivalent to an annualized effective rate of 0.56% of the Fund's average daily net assets.

For the period from November 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying DWS funds) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.12%
Class B	1.87%
Class C	1.87%
Class S	.87%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at April 30, 2008
Class A	$ 207,327	$ —	$ 87,337
Class B	16,960	4,154	7,839
Class C	18,065	—	8,559
Class S	2,732	580	409
	$ 245,084	$ 4,734	$ 104,144

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 58,382	$ 8,826
Class C	106,976	18,311
	$ 165,358	$ 27,137

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 379,449	$ 132,801.22%
Class B	19,332	6,025.25%
Class C	35,358	11,841.25%
	$ 434,139	$ 150,667

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008 aggregated $17,868.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and C shares aggregated $14,728 and $1,846, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2008, DWS-SDI received $843 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $21,438, of which $10,964 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $19,545 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended April 30, 2008, the Advisor agreed to reimburse the Fund $875, which represented a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2008, the Fund's custodian fee was reduced by $2,204 and $1,818, respectively, for the custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,540,144	$ 39,512,408	15,141,528	$ 70,645,230
Class B	448,314	2,068,068	730,944	3,401,588
Class C	1,230,482	5,718,043	2,660,083	12,472,733
Class S	256,314	1,187,807	404,542	1,889,764
		$ 48,486,326		$ 88,409,315
Shares issued to shareholders in reinvestment of distributions
Class A	1,652,977	$ 7,580,517	3,210,062	$ 14,954,294
Class B	56,951	261,516	152,724	712,112
Class C	103,030	475,904	201,434	944,367
Class S	17,449	80,056	24,546	114,355
		$ 8,397,993		$ 16,725,128
Shares redeemed
Class A	(7,640,627)	$ (35,242,229)	(12,057,676)	$ (56,147,373)
Class B	(936,924)	(4,327,279)	(2,039,653)	(9,494,648)
Class C	(950,140)	(4,409,828)	(1,534,319)	(7,191,030)
Class S	(74,424)	(343,223)	(167,698)	(785,402)
		$ (44,322,559)		$ (73,618,453)
Redemption fees		$ 3,332		$ 18,633
Net increase (decrease)
Class A	2,552,494	$ 11,852,377	6,293,914	$ 29,469,301
Class B	(431,659)	(1,997,695)	(1,155,985)	(5,380,914)
Class C	383,372	1,785,770	1,327,198	6,227,461
Class S	199,339	924,640	261,390	1,218,775
		$ 12,565,092		$ 31,534,623

I. Payments made by Affiliates

During the six months ended April 30, 2008, the Advisor fully reimbursed the Fund $250 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Strategic Income Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	53,270,725.4991	1,993,287.8030
Henry P. Becton, Jr.	53,259,450.3381	2,004,562.9640
Dawn-Marie Driscoll	53,288,660.6081	1,975,352.6940
Keith R. Fox	53,277,391.4051	1,986,621.8970
Paul K. Freeman	53,292,983.0801	1,971,030.2220
Kenneth C. Froewiss	53,290,376.5101	1,973,636.7920
Richard J. Herring	53,300,557.7231	1,963,455.5790
William McClayton	53,285,719.4731	1,978,293.8290
Rebecca W. Rimel	53,289,559.3301	1,974,453.9720
William N. Searcy, Jr.	53,278,905.3891	1,985,107.9130
Jean Gleason Stromberg	53,292,475.2791	1,971,538.0230
Robert H. Wadsworth	53,279,803.7631	1,984,209.5390
Axel Schwarzer	53,277,474.4911	1,986,538.8110

2. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
39,172,748.8701	1,539,446.9440	2,706,339.4880

3. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
39,001,945.4221	1,709,820.3130	2,706,769.5670

4. Approval of the Revised Fundamental Investment Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
38,995,423.9561	1,654,088.5000	2,769,022.8460

Investment Management Agreement Approval

On November 14, 2007, the Board, including all the Independent Trustees, approved an Amended and Restated Investment Management Agreement (the "Amended Management Agreement") with respect to the Fund. The Amended Management Agreement and an Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on the Fund's shareholders. The Independent Trustees met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

• The proposed arrangements would facilitate uniformity and conform management and administrative fee structures across all DWS Funds.

• The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

• The aggregate fee paid by the Fund to DIMA will remain the same under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

• The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

• The current expense limitation agreement would remain in place for the Fund.

The Board also considered that it renewed the Current Investment Management Agreement (the "Current Management Agreement") for the Fund as part of its annual contract renewal process in September 2007. As part of that renewal process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Current Management Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from DIMA, independent third parties and independent legal counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results for the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the Board. Throughout their consideration of the Current Management Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with its review of the Amended Management Agreement, the Board considered DIMA's representation that the Board may rely on and take into account the information provided in connection with the renewal of the Current Management Agreement for the Fund. Accordingly, the Board took note of the following factors, among others, that it considered in approving the renewal of the Current Management Agreement for the Fund: (1) the nature, quality and extent of services provided by DIMA; (2) the management fee rate, operating expenses and total expense ratios; (3) the pre-tax profits realized by DIMA in managing the Fund; (4) the benefits to the Fund from any economies of scale; and (5) the character and amount of other incidental benefits realized by DIMA and its affiliates. With respect to these factors, the Board reached the following conclusions in approving the renewal of the Current Management Agreement for the Fund: (1) the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory; (2) the management fees, coupled with DIMA's commitment to cap expenses, were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA; (3) the pre-tax profits realized by DIMA were not unreasonable; (4) the management fee schedule, together with the expense cap, reflects an appropriate level of sharing of any economies of scale; and (5) the management fees were reasonable in light of the fallout benefits to DIMA. The Board believes that the factors considered and the conclusions that were reached in connection with the renewal of the Current Management Agreement are relevant in approving the Amended Management Agreement.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KSTAX	KSTBX	KSTCX	KSTSX
CUSIP Number	23337K 101	23337K 200	23337K 309	23337K 507
Fund Number	010	210	310	2391

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008